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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Amendment No. 4 to Registration Statement No. 333-113764 of LIFE TIME FITNESS, Inc. and Subsidiaries on Form S-1 of our report dated March 5, 2004, appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Minneapolis, Minnesota


June 22, 2004